                                                        CREDIT      ASSET
                                                        SUISSE      MANAGEMENT

CREDIT SUISSE FUNDS

Prospectus

COMMON CLASS

January 1, 2003


CREDIT SUISSE
GLOBAL FINANCIAL SERVICES FUND



As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS                                                                    4
         Goals and Principal Strategies                                       4
         A Word About Risk                                                    4
         Investor Profile                                                     5

PERFORMANCE SUMMARY                                                           7
         Year-by-Year Total Returns                                           7
         Average Annual Total Returns                                         7
         Understanding Performance                                            8

INVESTOR EXPENSES                                                             9
         Fees and Fund Expenses                                               9
         Example                                                             10

THE FUND IN DETAIL                                                           11
         The Management Firms                                                11
         Fund Information Key                                                13
         Goal and Strategies                                                 13
         Portfolio Investments                                               13
         Risk Factors                                                        13
         Portfolio Management                                                13
         Financial Highlights                                                13

MORE ABOUT RISK                                                              17
         Introduction                                                        17
         Types of Investment Risk                                            17
         Certain Investment Practices                                        19

MEET THE MANAGERS                                                            23

MORE ABOUT YOUR FUND                                                         24
         Share Valuation                                                     24
         Account Statements                                                  24
         Distributions                                                       24
         Taxes                                                               25

BUYING SHARES                                                                26

SELLING  SHARES                                                              29

SHAREHOLDER SERVICES                                                         32

OTHER POLICIES                                                               34

OTHER INFORMATION                                                            36
         About the Distributor                                               36

FOR MORE INFORMATION                                                         37

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


FUND/GOAL                     PRINCIPAL STRATEGIES                          PRINCIPAL RISK FACTORS
---------                     --------------------                          ----------------------
Capital appreciation          -     Invests at least 80% of its net         -      Financial-services companies
                                    assets, plus any borrowings for         -      Foreign securities
                                    investment purposes, in equity          -      Market risk
                                    securities of issuers in financial      -      Regulatory risk
                                    services industries from at least       -      Sector concentration
                                    three countries, including the U.S.
                              -     Invests in companies of any size
                              -      Uses fundamental analysis to
                                    assess an issuer's potential for
                                    capital appreciation in light of its
                                    financial condition and industry
                                    position




A WORD ABOUT RISK

     All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

     The principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

     Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FINANCIAL-SERVICES COMPANIES

     Financial-services companies are subject to relatively rapid change due to an increasing convergence of service sectors and can be significantly (and adversely) affected by availability and cost of capital, changes in interest rates and inflation, and price competition.

FOREIGN SECURITIES

     A fund that invests outside the U.S. carries additional risks that include:

- CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

- INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

- POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

     The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

REGULATORY RISK

     Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

SECTOR CONCENTRATION

     Since the fund invests more than 25% of its net assets in a group of related industries (market sector), it is subject to increased risk. Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

          BECAUSE THE FUND INVOLVES A HIGH LEVEL OF RISK, YOU SHOULD CONSIDER IT ONLY FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.


INVESTOR PROFILE

THIS FUND IS DESIGNED FOR INVESTORS WHO:

-    are investing for long-term goals

- are willing to assume the risk of losing money in exchange for attractive potential long-term returns

-    are looking for capital appreciation

-    want to diversify their portfolios into financial-services stocks

IT MAY NOT BE APPROPRIATE IF YOU:

-    are investing for a shorter time horizon

-    are uncomfortable with an investment that will fluctuate in value

-    are looking for exposure to companies in a broad variety of industries

-    want to limit your exposure to foreign securities

-    are looking for income

     You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

     The bar chart and the table below on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS


YEAR ENDED 12/31:                                                             2001
-----------------                                                             ----
Best quarter: 5.87% (Q201)                                                  [CHART]
Worst quarter: -12.17% (Q301)
Inception date: 12/28/00
Total return for the period 1/1/02 - 9/30/02: -11.64% (not annualized)      -13.58%



                          AVERAGE ANNUAL TOTAL RETURNS



                                                 ONE YEAR    THREE YEARS    FIVE YEARS     LIFE OF
                                                   2001       1999-2001     1997-2001       FUND      INCEPTION DATE
                                                 --------    -----------    ----------     -------    --------------
PERIOD ENDED 12/31/01:
RETURN BEFORE TAXES                               -13.58%        N/A           N/A       -14.59%         12/28/00
RETURN AFTER TAXES ON DISTRIBUTIONS               -13.58%        N/A           N/A       -14.55%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE       -8.27%        N/A           N/A       -11.64%
OF FUND SHARES
S&P 500 INDEX(1) (REFLECTS NO DEDUCTION FOR       -11.88%        N/A           N/A       -11.88%(3)
FEES, EXPENSES OR TAXES)
MSCI ALL COUNTRY WORLD INDEX FREE INDUSTRY        -16.71%        N/A           N/A       -16.71%(3)
SECTORS (FINANCIALS AND DIVERSIFIED
FINANCIALS)(2) (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)


--------

(1) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

(2) The MSCI All Country World Index Free Industry Sectors Index (Financials and Diversified Financials) is an unmanaged index (with no defined investment objective) of common stocks of financial companies.

(3)  Performance since December 31, 2000.

                            UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended August 31, 2002.


SHAREHOLDER FEES
(paid directly from your investment)
Sales charge (load) on purchases                                  NONE
Deferred sales charge (load)                                      NONE
Sales charge (load) on reinvested distributions                   NONE
Redemption fees                                                   NONE
Exchange fees                                                     NONE
ANNUAL FUND OPERATING EXPENSES
(deducted from fund assets)
Management fee                                                    .90%
Distribution and service (12b-1) fee                              .25%
Other expenses*                                                 13.61%
TOTAL ANNUAL FUND OPERATING EXPENSES                            14.76%


* Actual fees and expenses for the fiscal year ended August 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses for the fund during 2002 but may be discontinued at any time.


          EXPENSES AFTER
          WAIVERS AND
          REIMBURSEMENTS
          Management fee                                            .00%
          Distribution and service (12b-1) fee                      .25%
          Other expenses                                           1.25%
                                                                   -----
          NET ANNUAL FUND OPERATING EXPENSES                       1.50%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                ONE YEAR       THREE YEARS         FIVE YEARS      10 YEARS
                                --------       -----------         ----------      --------
COMMON CLASS (WITH OR            $1,404          $3,814              $5,777         $9,234
WITHOUT REDEMPTION)

                               THE FUND IN DETAIL

THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-    Investment adviser for the fund

- Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund

- A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

- Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

-    Sub-investment adviser for the fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-    Also a member of Credit Suisse Asset Management

For easier reading, CSAM's U.K. affiliate will be referred to as "CSAM U.K." throughout this PROSPECTUS.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

-    Sub-investment adviser for the fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-    Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

-    Sub-investment adviser for the fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-    Also a member of Credit Suisse Asset Management

FUND INFORMATION KEY

     A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

     The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.


PORTFOLIO INVESTMENTS

     The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

     The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

     The individuals designated by the investment advisers to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

     A table showing the fund's audited financial performance for up to five years.

- TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

- PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

     The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

GOAL AND STRATEGIES

     The fund seeks capital appreciation. To pursue this goal, under normal market conditions, it invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers in financial services industries from at least three countries, including the U.S.

     In seeking to identify attractive financial-services companies, the fund's portfolio managers use fundamental analysis to assess an issuer's potential for capital appreciation in light of its financial condition, industry position and other market factors. In considering whether to purchase a security, the portfolio managers engage in a multi-faceted examination of various criteria, including the reliability and effectiveness of management, whether the issuer is in an attractive business niche, whether the issuer is a leader in its business niche and whether the company is expected to increase revenues, earnings or cash flow consistently. The foregoing criteria are not intended to be exhaustive and certain criteria may take precedence over others for specific issuers. The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities based on their fundamental analysis.

     Financial-services companies are broadly defined to include, without limitation, commercial banks, thrift and savings banks, brokerage companies, investment management firms, insurance companies, consumer and industrial finance companies, financial conglomerates and leasing companies.

     The fund may also invest in companies that derive a substantial portion of their revenues (in excess of 50%) from conducting business in the financial-services industry, such as providers of financial software, and will consider these companies to be financial-services companies.

     The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice before any such change becomes effective.


PORTFOLIO INVESTMENTS

          The fund's equity holdings may consist of:

-    common and preferred stocks

-    securities convertible into or exchangeable for common stocks

- securities whose values are based on common stocks, such as rights and warrants

     The fund may invest without limit in foreign securities. To a limited extent, it may also engage in other investment practices.


RISK FACTORS

          This fund's principal risk factors are:

-    financial-services companies

-    foreign securities

-    market risk

-    regulatory risk

-    sector concentration

     Financial services companies stocks have been volatile, and the value of your investment will fluctuate in response to movements in the prices of fund holdings. Because the fund invests internationally, it carries additional risks, including currency, information and political risks.


     Although the fund does not concentrate its investments in a specific industry, the fund may invest in a number of related industries which may be affected similarly by certain market or other economic conditions. To the extent that it focuses on a single sector, the fund may take on increased volatility or may not perform as well as a more diversified equity fund. Additionally, financial services companies are often affected by changes in interest rates or inflation and subject to regulatory risks, each of which could hurt the fund's performance.

     "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.


PORTFOLIO MANAGEMENT

     D. Susan Everly, Katherine O'Donovan and Robert E. Rescoe serve as Co-Portfolio Managers of the fund. Associate Portfolio Manager Timothy M. Ryan assists them. You can find out more about them in "Meet the Managers."


FINANCIAL HIGHLIGHTS

     The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

PERIOD ENDED:                                                               8/02                     8/01 (1)
-------------                                                               ----                     --------
PER SHARE DATA
     Net asset value, beginning of period                                $    8.74                  $    10.00

Investment Operations
     Net investment income                                                    0.02 (2)                    0.03
     Net gain (loss) on investments and foreign currency
        related items (both realized and unrealized)                         (1.12)                      (1.29)
                                                                         ---------                  ----------
     Total from investment operations                                        (1.10)                      (1.26)
                                                                         ---------                  ----------
Net asset value, end of period                                           $    7.64                  $     8.74
                                                                         =========                  ==========
     Total Return (3)                                                       (12.59)%                    (12.60)%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                            $     965                  $    1,913
        Ratio of expenses to average net assets (4)                           1.50%                       1.50% (5)
        Ratio of net investment income to average net assets                  0.25%                       0.48% (5)
        Decrease reflected in above operating expense ratios
             due to waivers/reimbursements                                   13.26%                      11.84% (5)
     Portfolio turnover rate                                                   114%                         87%



(1)  For the period December 28, 2000 (inception date) through August 31, 2001.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5)  Annualized.

                                 MORE ABOUT RISK



INTRODUCTION


     A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

     The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.



TYPES OF INVESTMENT RISK


     The following risks are referred to throughout this PROSPECTUS.


     CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

     CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

     CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

     EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.


- HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

- SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.


     INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

     INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

     LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

     MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

     OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

     POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


     VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

     For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

+        Permitted without limitation; does not indicate actual use

/20%/ ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

*        Permitted, but not expected to be used to a significant extent

--       Not permitted


INVESTMENT PRACTICE                                                                                    LIMIT
-------------------                                                                                    -----
BORROWING The borrowing of money from banks to meet redemptions or for other temporary or
emergency purposes.  SPECULATIVE EXPOSURE RISK.                                                       33 1/3%

CURRENCY TRANSACTIONS Instruments, such as options, futures or forwards, intended to manage fund exposure to currency risk or to enhance total return.
Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                                    +

EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                                           +

FINANCIAL-SERVICES COMPANIES Companies in the sectors comprising the financial-services industry, including (but not limited to) companies deriving a substantial portion of their revenue from conducting business in the
financial-services industry. LIQUIDITY, MARKET, VALUATION RISKS.                                          +

FOREIGN SECURITIES Securities of foreign issuers. May include depository
receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.                           +

INVESTMENT PRACTICE                                                                                    LIMIT
-------------------                                                                                    -----
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE,
INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                     *

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE, MARKET
RISKS.                                                                                                  /20%/

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk
bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                          /20%/

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period.  The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1)
CORRELATION, CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                     25%

REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or
interests. CREDIT, INTEREST-RATE, MARKET RISKS.                                                           *

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded.  May include private placements.  LIQUIDITY, MARKET, VALUATION
risks.                                                                                                  /15%/

SECTOR CONCENTRATION Investing more than 25% of the fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.                                 +

SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral.  CREDIT, LIQUIDITY,
MARKET RISKS.                                                                                         33 1/3%

INVESTMENT PRACTICE                                                                                    LIMIT
-------------------                                                                                    -----
SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop.  If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds
that do not take short positions.  LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                        10%

SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if necessary.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                            *

SHORT-TERM TRADING Selling a security shortly after purchase. If the fund engages in short-term trading, it will have higher turnover and transaction expenses. Increased short-term capital gains distributions could raise
shareholders' income tax liability.                                                                       *

SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not
materialize. INFORMATION, MARKET RISKS.                                                                   *

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted.
CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                                    *

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a
fund from achieving its goal.                                                                             *

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time.  LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                                    /15%/

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before delivery.  LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                                                         20%

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

     The following individuals are responsible for the day-to-day portfolio management of the fund:

     D. SUSAN EVERLY, Director, has been Co-Portfolio Manager of the fund since fund inception. She joined CSAM in 1998 from Goldman Sachs, where she had worked as a securities analyst since 1996. Previously, she worked at CS First Boston, first as an analyst in the depository institutions group and then as a member of the convertible securities new-issue group. Ms. Everly holds a B.A. in Economics from the University of Chicago and an M.B.A. in Finance from the Harvard Graduate School of Business.

     KATHARINE O'DONOVAN, Director of CSAM U.K., has been Co-Portfolio Manager of the fund since fund inception. She joined CSAM in 1999 from Deutsche Bank, where, since 1990, she worked as an analyst specializing in European banks. Ms. O'Donovan holds an honors degree in Microbiology from Trinity College, Dublin.

     ROBERT E. RESCOE, CFA, Director, has been Co-Portfolio Manager of the fund since March 2002. Mr. Rescoe joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc.("Warburg Pincus"). He was at Warburg Pincus from 1993 to 1999, where he performed comparable duties. Prior to joining Warburg Pincus, Mr. Rescoe was Vice President and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Rescoe has a B.A. in Political Science from Tulane University and an M.B.A. in Finance from the University of Texas.

     TIMOTHY M. RYAN, CFA, Associate, has been Associate Portfolio Manager of the fund since March 2002. He is an equity analyst specializing in the financial services sector. Prior to joining CSAM in 2001, Mr. Ryan attended Columbia Business School from 1999 to 2001 where he earned an M.B.A. in Finance. From 1997 to 1999, Mr. Ryan worked at J.P. Morgan Investment Management as an analyst in the Institutional Global Balanced Group. From 1996 to 1997, Mr. Ryan worked at J.P. Morgan as an assistant trader. In addition to his M.B.A., Mr. Ryan also holds a B.A. in Economics and Mathematics from Boston College.


     Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND



SHARE VALUATION

     The price of your shares is also referred to as their net asset value
(NAV).


     The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

     The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

     Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute their prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.



ACCOUNT STATEMENTS


          In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

-    after any changes of name or address of the registered owner(s)

-    otherwise, every calendar quarter


You will receive annual and semiannual financial reports.


DISTRIBUTIONS


     As an investor in the fund, you will receive distributions.

     The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

     The fund distributes dividends annually, usually in December. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other time if necessary for the fund to avoid a federal tax.

     Distributions will be reinvested in additional Common Class shares unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.CreditSuisseFunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


TAXES

     As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.


TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The fund will mostly make capital-gain distributions which could be short-term or long-term.

If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.


The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.


TAXES ON TRANSACTIONS


Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES


OPENING AN ACCOUNT

Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web Site: www.CreditSuisseFunds.com.

You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


BUYING AND SELLING SHARES

The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this PROSPECTUS).

FINANCIAL-SERVICES FIRMS

You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

Some of the firms through which the fund is available include:

-    Charles Schwab & Co., Inc. Mutual Fund OneSource(R)service

-    Fidelity Brokerage Services, Inc. FundsNetwork(R)Program

-    TD Waterhouse Mutual Fund Network

                           MINIMUM INITIAL INVESTMENT

Regular account                                      $10,000
IRAs:                                                $10,000
Transfers/Gifts to Minors:                           $10,000

There is no minimum investment for employees or clients of CSAM and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.


ADDING TO AN ACCOUNT

You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.


INVESTMENT CHECKS

Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.



OPENING AN ACCOUNT                                           ADDING TO AN ACCOUNT
------------------                                           --------------------
BY CHECK
-  Complete the NEW ACCOUNT APPLICATION                      -  Make your check payable to Credit Suisse Funds.
-  For IRAs use the UNIVERSAL IRA APPLICATION.               -  Write the account number and the fund name on your
-  Make your check payable to Credit Suisse Funds.           check.
-  Write the fund name on the check.                         -  Mail to Credit Suisse Funds.
-  Mail to Credit Suisse Funds.                              -  Minimum amount is $100.
BY EXCHANGE
-  Call our Shareholder Service Center to request an         -  Call our Shareholder Service Center to request an
exchange from another Credit Suisse Fund. Be sure to read    exchange from another Credit Suisse Fund.
the current PROSPECTUS for the new fund. Also please         -  Minimum amount is $250.
observe the minimum initial investment.                      -  If you do not have telephone privileges, mail or fax
                                                             a letter of instruction signed by all shareholders.

OPENING AN ACCOUNT                                                       ADDING TO AN ACCOUNT
------------------                                                       --------------------
BY CHECK
BY WIRE
-  Complete and sign the NEW ACCOUNT APPLICATION.                        -  Call our Shareholder Service Center by 4 p.m. ET to
-  Call our Shareholder Service Center and fax the signed NEW ACCOUNT    inform us of the incoming wire. Please be sure to
APPLICATION by 4 p.m. ET.                                                specify your name, the account number and the fund name
-  The Shareholder Service Center will telephone you with your account   on your wire advice.
number. Please be sure to specify your name, the account number and      -  Wire the money for receipt that day.
the fund name on your wire advice.                                       -  Minimum amount is $500.
-  Wire your initial investment for receipt that day.  Mail the original, signed application to Credit Suisse Funds.
- This method is not available for IRAs.
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
-  Cannot be used to open an account.                                    -  Call our Shareholder Service Center to request an
                                                                         ACH transfer from your bank.
                                                                         -  Your purchase will be effective at the next NAV
                                                                         calculated after we receive your order in proper form.
                                                                         -  Minimum amount is $50.
                                                                         -  Requires ACH on Demand privileges.



                                  800-927-2874

                         Monday-Friday, 8 a.m.-6 p.m. ET

                                 SELLING SHARES



SELLING SOME OR ALL OF YOUR SHARES                                 CAN BE USED FOR
----------------------------------                                 ---------------
BY MAIL
Write us a letter of instruction that includes:                    -   Accounts of any type.
-   your name(s) and signature(s)                                  -   Sales of any amount.
-   the fund and portfolio name and account number                 -   For IRAs please use the IRA DISTRIBUTION
-   the dollar amount you want to sell                             REQUEST FORM.
-   how to send the proceeds
Obtain a signature guarantee or other documentation, if required
(see "Selling Shares in Writing").
Mail the materials to Credit Suisse Funds.
If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).

BY EXCHANGE
-   Call our Shareholder Service Center to request an exchange     -   Accounts with telephone privileges.
into another Credit Suisse Fund. Be sure to read the current       If you do not have telephone privileges, mail or
PROSPECTUS for the new fund. Also please observe the minimum       fax a letter of instruction to exchange shares.
initial investment.

BY PHONE
Call our Shareholder Service Center to request a redemption.       -   Non-IRA accounts with telephone privileges.
You can receive the proceeds as:
-   a check mailed to the address of record ($100 minimum)
-   an ACH transfer to your bank ($50 minimum)
-   a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for details

BY WIRE OR ACH TRANSFER
-   Complete the "Wire Instructions" or "ACH on Demand" section    -   Non-IRA accounts with wire-redemption or ACH on
of your NEW ACCOUNT APPLICATION.                                   Demand privileges.
-   For federal-funds wires, proceeds will be wired on the next    -   Requests by phone or mail.
business day. For ACH transfers, proceeds will be delivered
within two business days.

HOW TO REACH US

SHAREHOLDER SERVICE CENTER
Toll free: 800-927-2874
Fax: 888-606-8252

MAIL
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE
www.CreditSuisseFunds.com


WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

SELLING SHARES IN WRITING

Some circumstances require a written sell order, along with a signature guarantee. These include:

-    accounts whose address of record has been changed within the past 30 days

-    redemptions in certain large accounts (other than by exchange)

- requests to send the proceeds to a different payee or address than on record

- shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.


RECENTLY PURCHASED SHARES

For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.


LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:                                             $10,000
IRAs:                                                        $10,000
Transfers/Gifts to Minors:                                   $10,000

The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.

                                  800-927-2874

                         Monday-Friday, 8 a.m.-6 p.m. ET

                              SHAREHOLDER SERVICES


AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.


STATEMENTS AND REPORTS

The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.


RETIREMENT PLANS

Credit Suisse offers a range of tax-advantaged retirement accounts, including:

-    Traditional IRAs

-    Roth IRAs

-    Spousal IRAs

-    Rollover IRAs

-    SEP IRAs

To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.


TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.


ACCOUNT CHANGES

Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES


TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

-    your investment check or ACH transfer does not clear

- you place a telephone order by 4 p.m. ET and we do not receive your wire that day

If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

The fund reserves the right to:

- refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

- change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

-    charge a wire-redemption fee

- make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

- suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

- stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874

                         Monday-Friday, 8 a.m.-6 p.m. ET

                                OTHER INFORMATION



ABOUT THE DISTRIBUTOR


Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

-    making the fund available to you

-    account servicing and maintenance

-    other administrative services related to sale of the Common Class

The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class shares. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

                              FOR MORE INFORMATION


More information about this fund is available free upon request, including the following:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.


The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


OTHER INFORMATION

A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:

800-927-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

ON THE INTERNET:

www.CreditSuisseFunds.com

SEC FILE NUMBERS:

Credit Suisse Global Financial Services Fund
811-09963

P.O. Box 55030, Boston, MA 02205-5030

800-927-2874  -  www.CreditSuisseFunds.com



CREDIT          ASSET
SUISSE          MANAGEMENT


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WFSC-1-0103

                                     [CREDIT SUISSE ASSET MANAGEMENT LOGO]


            CREDIT SUISSE FUNDS

            Prospectus

            CLASS A SHARES


            January 1, 2003


                       -  CREDIT SUISSE
                          GLOBAL FINANCIAL SERVICES FUND


          As with all mutual funds, the Securities and Exchange
          Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

          Credit Suisse Funds are advised by Credit Suisse Asset
          Management, LLC.

                                    CONTENTS


KEY POINTS ...............................................................4
    Goal and Principal Strategies ........................................4
    A Word About Risk ....................................................4
    Investor Profile .....................................................5

PERFORMANCE SUMMARY ......................................................6
    Year-by-Year Total Returns ...........................................6
    Average Annual Total Returns .........................................7

INVESTOR EXPENSES ........................................................8
    Fees and Fund Expenses ...............................................8
    Example ..............................................................9

THE FUND IN DETAIL ......................................................10
    The Management Firms ................................................10
    Fund Information Key ................................................11
    Goal and Strategies .................................................11
    Portfolio Investments ...............................................12
    Risk Factors ........................................................12
    Portfolio Management ................................................13
    Financial Highlights ................................................13

MORE ABOUT RISK .........................................................14
    Introduction ........................................................14
    Types of Investment Risk ............................................14
    Certain Investment Practices ........................................16

MEET THE MANAGERS .......................................................18

MORE ABOUT YOUR FUND ....................................................19
    Share Valuation .....................................................19
    Distributions .......................................................19
    Taxes ...............................................................19
    Statements and Reports ..............................................20

BUYING AND SELLING SHARES ...............................................21

SHAREHOLDER SERVICES ....................................................23

OTHER POLICIES ..........................................................24

OTHER SHAREHOLDER INFORMATION ...........................................25

OTHER INFORMATION .......................................................28
    About the Distributor ...............................................28

FOR MORE INFORMATION ............................................back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


  GOAL                       PRINCIPAL STRATEGIES            PRINCIPAL RISK FACTORS
  ------------------------------------------------------------------------------------------
  Capital appreciation       -  Invests at least 80% of      -  Financial-services companies
                                its net assets, plus any     -  Foreign securities
                                borrowings for investment    -  Market risk
                                purposes, in equity          -  Regulatory risk
                                securities of issuers in     -  Sector concentration
                                financial services
                                industries from at least
                                three countries,
                                including the U.S.
                             -  Invests in companies of
                                any size
                             -  Uses fundamental analysis
                                to assess an issuer's
                                potential for capital
                                appreciation in light of
                                its financial condition
                                and industry position


     A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    The principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

    Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FINANCIAL-SERVICES COMPANIES
    Financial-services companies are subject to relatively rapid change due to an increasing convergence of service sectors and can be significantly (and adversely) affected by availability and cost of capital, changes in interest rates and inflation, and price competition.

FOREIGN SECURITIES
    A fund that invests outside the U.S. carries additional risks that include:


 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.


 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK


    The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


REGULATORY RISK


    Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.


SECTOR CONCENTRATION


    Since the fund invests more than 25% of its net assets in a group of related industries (market sector), it is subject to increased risk. Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.


    BECAUSE THE FUND INVOLVES A HIGH LEVEL OF RISK, YOU SHOULD CONSIDER IT ONLY FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

     INVESTOR PROFILE

    THIS FUND IS DESIGNED FOR INVESTORS WHO:

 -  are investing for long-term goals

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 -  are looking for capital appreciation

 -  want to diversify their portfolios into financial-services stocks

    IT MAY NOT BE APPROPRIATE IF YOU:

 -  are investing for a shorter time horizon

 -  are uncomfortable with an investment that will fluctuate in value

 -  are looking for exposure to companies in a broad variety of industries

 -  want to limit your exposure to foreign securities

 -  are looking for income

    You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund's Common Class shares. The bar chart shows you how fund performance related to the Common Class shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.


[CHART]


                           YEAR-BY-YEAR TOTAL RETURNS*



  YEAR ENDED 12/31                                                                 2001
                                                                                  -13.58%



Best quarter: 5.87% (Q2 01)
Worst quarter: -12.17% (Q3 01)
Inception date: 12/28/00
Total return for the period 1/1/02 - 9/30/02: -11.64% (not annualized)



* Performance for Class A shares is not provided because this class did not have a full calendar year of performance as of the date of this PROSPECTUS. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares.

                         AVERAGE ANNUAL TOTAL RETURNS(1)



                                    ONE YEAR   THREE YEARS  FIVE YEARS   LIFE OF    INCEPTION
  PERIOD ENDED 12/31/01:              2001      1999-2001    1997-2001    FUND        DATE
  -------------------------------------------------------------------------------------------
  RETURN BEFORE TAXES               -13.58%       N/A         N/A       -14.59%     12/28/00

  RETURN AFTER TAXES ON
    DISTRIBUTIONS                   -13.58%       N/A         N/A       -14.55%

  RETURN AFTER TAXES ON
    DISTRIBUTIONS AND SALE
    OF FUND SHARES                   -8.27%       N/A         N/A       -11.64%

  S&P 500 INDEX(2) (REFLECTS
    NO DEDUCTION FOR FEES,
    EXPENSES OR TAXES)              -11.88%       N/A         N/A       -11.88%(4)

  MSCI ALL COUNTRY WORLD
    INDEX FREE INDUSTRY
    SECTORS (FINANCIALS
    AND DIVERSIFIED
    FINANCIALS)(3) (REFLECTS NO
    DEDUCTION FOR FEES,
    EXPENSES OR TAXES)              -16.71%       N/A         N/A       -16.71%(4)


(1) Performance for Class A shares is not provided because this class did not have a full calendar year of performance as of the date of this PROSPECTUS. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares.


(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

(3) The MSCI All Country World Index Free Industry Sectors Index (Financials and Diversified Financials) is an unmanaged index (with no defined investment objective) of common stocks of financial companies.


(4) Performance since December 31, 2000.


                           UNDERSTANDING PERFORMANCE

       - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

       - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

       - AN AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

       - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

       - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                           INVESTOR EXPENSES

                        FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal period ended August 31, 2002.



  SHAREHOLDER FEES
   (paid directly from your investment)

  Maximum sales charge (load) imposed on purchases (as a percentage of offering price)(1)          5.75%

  Maximum deferred sales charge (load) (as a percentage of original purchase price or
   redemption proceeds, as applicable)                                                             NONE

  Maximum sales charge (load) on reinvested distributions (as a percentage of
   offering price)                                                                                 NONE

  Redemption fees                                                                                  NONE

  Exchange fees                                                                                    NONE

  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)

  Management fee                                                                                    .90%

  Distribution and service (12b-1) fee                                                              .25%

  Other expenses(2)                                                                               19.78%

  TOTAL ANNUAL FUND OPERATING EXPENSES                                                            20.93%


(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."


(2) Actual fees and expenses for the fiscal period ended August 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses for the fund during 2002 but may be discontinued at any time.


  EXPENSES AFTER WAIVERS AND REIMBURSEMENTS


  Management fee                                                                                    .00%

  Distribution and service (12b-1) fee                                                              .25%

  Other expenses                                                                                   1.25%
                                                                                                   ----
  NET ANNUAL FUND OPERATING EXPENSES                                                               1.50%
                                                                                                   ----

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



                                          ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
----------------------------------------------------------------------------------------
  CLASS A (WITH OR WITHOUT REDEMPTION)     $2,391      $5,200        $7,186      $9,962

                               THE FUND IN DETAIL

     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 -  Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

 -  Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 -  Also a member of Credit Suisse Asset Management

 For easier reading, CSAM's U.K. affiliate will be referred to as "CSAM U.K." throughout this PROSPECTUS.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 -  Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 -  Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

 -  Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 -  Also a member of Credit Suisse Asset Management

     FUND INFORMATION KEY

    A concise description of the fund follows. The description provides the following information:

GOAL AND STRATEGIES
    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
    The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
    The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
    The individuals designated by the investment advisers to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS
    A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

    The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

    The fund seeks capital appreciation. To pursue this goal, under normal market conditions, it invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers in financial services industries from at least three countries, including the U.S.

    In seeking to identify attractive financial-services companies, the fund's portfolio managers use fundamental analysis to assess an issuer's potential for capital appreciation in light of its financial condition, industry position and other market factors. In considering whether to purchase a security, the portfolio managers engage in a multi-faceted examination of various criteria, including the reliability and effectiveness of management, whether the issuer is in an attractive business niche, whether the issuer is a leader in its business niche and whether the company is expected to increase revenues, earnings or cash flow consistently. The foregoing criteria are not intended to be exhaustive and certain criteria may take precedence over others for specific issuers. The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities based on their fundamental analysis.

    Financial-services companies are broadly defined to include, without limitation, commercial banks, thrift and savings banks, brokerage companies, investment management firms, insurance companies, consumer and industrial finance companies, financial conglomerates and leasing companies.

    The fund may also invest in companies that derive a substantial portion of their revenues (in excess of 50%) from conducting business in the financial-services industry, such as providers of financial software, and will consider these companies to be financial-services companies.

    The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice before any such change becomes effective.

     PORTFOLIO INVESTMENTS

    The fund's equity holdings may consist of:

 -  common and preferred stocks

 -  securities convertible into or exchangeable for common stocks

 - securities whose values are based on common stocks, such as rights and warrants

    The fund may invest without limit in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

    This fund's principal risk factors are:

 -  financial-services companies

 -  foreign securities

 -  market risk

 -  regulatory risk

 -  sector concentration

    Financial services companies stocks have been volatile, and the value of your investment will fluctuate in response to movements in the prices of fund holdings. Because the fund invests internationally, it carries additional risks, including currency, information and political risks.

    Although the fund does not concentrate its investments in a specific industry, the fund may invest in a number of related industries which may be affected similarly by certain market or other economic conditions. To the extent that it focuses on a single sector, the fund may take on increased volatility or may not perform as well as a more diversified equity fund. Additionally, financial services companies are often affected by changes in interest rates or inflation and subject to regulatory risks, each of which could hurt the fund's performance.

    "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

    D. Susan Everly, Katherine O'Donovan and Robert E. Rescoe serve as Co-Portfolio Managers of the fund. Associate Portfolio Manager Timothy M. Ryan assists them. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

PERIOD ENDED:                                                                                 8/02(1)
------------------------------------------------------------------------------------------------------

  PER SHARE DATA

  Net asset value, beginning of period                                                        $  8.74

  INVESTMENT OPERATIONS:
  Net investment income(2)                                                                       0.04
  Net loss on investments and foreign currency related items (both realized and unrealized)     (1.13)

    Total from investment operations                                                            (1.09)

  Net asset value, end of period                                                              $  7.65

  Total Return(3)                                                                               (9.47)%

  RATIOS AND SUPPLEMENTAL DATA

  Net assets, end of period (000s omitted)                                                    $     6
  Ratio of expenses to average net assets(4)                                                     1.50%(5)
  Ratio of net investment income to average net assets                                           0.57%(5)
  Decrease reflected in above operating expense ratios due to waivers/reimbursements            19.43%(5)
  Portfolio turnover rate                                                                         114%

(1) For the period November 30, 2001 (inception date) through August 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.


(3) The total return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.


(4) Interest earned on uninvested cash is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.

(5) Annualized.

                                 MORE ABOUT RISK

     INTRODUCTION

    A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

    The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this PROSPECTUS.

    CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

20(%) ITALIC TYPE (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

-     Not permitted


INVESTMENT PRACTICE                                                                     LIMIT
---------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or
for other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                  33 1/3%

CURRENCY TRANSACTIONS Instruments, such as options, futures or forwards, intended to manage fund exposure to currency risk or to enhance total return.
Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                    /X/

EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                           /X/

FINANCIAL-SERVICES COMPANIES Companies in the sectors comprising the financial-services industry, including (but not limited to) companies deriving a substantial portion of their revenue from conducting business in the
financial-services industry. LIQUIDITY, MARKET, VALUATION RISKS.                          /X/

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts.
CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.                     /X/

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                    / /

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE, MARKET
RISKS.                                                                                     20(%)

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk
bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.             20(%)

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                   25%

                                       16

INVESTMENT PRACTICE                                                                     LIMIT
---------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or
interests. CREDIT, INTEREST-RATE, MARKET RISKS.                                           / /

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                                        15(%)

SECTOR CONCENTRATION Investing more than 25% of the fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.                 /X/

SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET RISKS.                                           33 1/3%

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                             10%

SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. LIQUIDITY,
MARKET, SPECULATIVE EXPOSURE RISKS.                                                       / /

SHORT-TERM TRADING Selling a security shortly after purchase. If the fund engages in short-term trading, it will have higher turnover and transaction expenses. Increased short-term capital gains distributions could raise
shareholders' income tax liability.                                                       / /

SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not
materialize. INFORMATION, MARKET RISKS.                                                   / /

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted.
CREDIT, CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                                    / /

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a
fund from achieving its goal.                                                             / /

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                             15(%)

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                   20%


(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:


D. SUSAN EVERLY, Director, has been Co-Portfolio Manager of the fund since fund inception. She joined CSAM in 1998 from Goldman Sachs, where she had worked as a securities analyst since 1996. Previously, she worked at CS First Boston, first as an analyst in the depository institutions group and then as a member of the convertible securities new-issue group. Ms. Everly holds a B.A. in Economics from the University of Chicago and an M.B.A. in Finance from the Harvard Graduate School of Business.


KATHARINE O'DONOVAN, Director of CSAM U.K., has been Co-Portfolio Manager of the fund since fund inception. She joined CSAM in 1999 from Deutsche Bank, where, since 1990, she worked as an analyst specializing in European banks.
Ms. O'Donovan holds an honors degree in Microbiology from Trinity College, Dublin.


ROBERT E. RESCOE, CFA, Director, has been Co-Portfolio Manager of the fund since March 2002. Mr. Rescoe joined CSAM in 1999 as a result of Credit Suisse's acquistion of Warburg Pincus Asset Management, Inc. ("Warburg Pincus"). He was at Warburg Pincus from 1993 to 1999, where he performed comparable duties. Prior to joining Warburg Pincus, Mr. Rescoe was Vice President and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr Rescoe has a B.A. in Political Science from Tulane University and an M.B.A. in Finance from the University of Texas.

TIMOTHY M. RYAN, CFA, Associate, has been Associate Portfolio Manager of the fund since March 2002. He is an equity analyst specializing in the financial services sector. Prior to joining CSAM in 2001, Mr. Ryan attended Columbia Business School from 1999 to 2001 where he earned an M.B.A. in Finance. From 1997 to 1999, Mr. Ryan worked at J.P. Morgan Investment Management as an analyst in the Institutional Global Balanced Group. From 1996 to 1997, Mr. Ryan worked at J.P. Morgan as an assistant trader. In addition to his M.B.A., Mr. Ryan also holds a B.A. in Economics and Mathematics from Boston College.



            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

     SHARE VALUATION

    The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.


    The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.


    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS


    As an investor in the fund, you will receive distributions.


    The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


    The fund distributes dividends annually, usually in December. The fund distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.


    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

     TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS


    As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


    Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources (including short-term capital gains) are generally taxed as ordinary income.

    If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

    The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

     STATEMENTS AND REPORTS


    The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                            BUYING AND SELLING SHARES

     OPENING AN ACCOUNT

    You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. You should contact your financial representative for further information.

     BUYING AND SELLING SHARES

    The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS).


    The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts to apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.

    You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share, next computed following the receipt by your financial representative of your request in proper form. The value of your shares may be more or less than your initial investment depending on the net asset value of your fund on the day you redeem.


     EXCHANGING SHARES

    You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.

    FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 1-800-927-2874.


     LOW-BALANCE ACCOUNTS

    If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

     MINIMUM TO KEEP AN ACCOUNT OPEN



    Regular account:         $10,000
    IRAs:                    $10,000
    Transfers/Gifts to
        Minors:              $10,000



    The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.

    Your financial representative also may impose a minimum account balance required to keep your account open.

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

    For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

     TRANSFERS/GIFTS TO MINORS


    Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

     TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


    Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


    Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

    The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders


 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 -  charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                  OTHER SHAREHOLDER INFORMATION

OFFERING PRICE:


    The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):


                              INITIAL SALES CHARGE

                                                                        COMMISSION TO
                                                                          FINANCIAL
                                         AS A % OF      AS A % OF       REPRESENTATIVE
                                          AMOUNT         OFFERING         AS A % OF
         AMOUNT PURCHASED                INVESTED         PRICE        OFFERING PRICE
-----------------------------------      ---------      ---------      ---------------
  Less than $50,000                        6.10%          5.75%              5.00%

  $50,000 to less than $100,000            4.99%          4.75%              4.00%

  $100,000 to less than $250,000           3.90%          3.75%              3.00%

  $250,000 to less than $500,000           2.56%          2.50%              2.00%

  $500,000 to less than $1,000,000         2.04%          2.00%              1.75%

  $1,000,000 or more                          0*             0               1.00%**


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described under "Class A Limited CDSC" below).

** The distributor may pay a financial representative a fee as follows: up to 1%
   on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.


    The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the STATEMENT OF ADDITIONAL INFORMATION.

    From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

    THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

 (1) investment advisory clients of CSAM;


 (2) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

 (3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

 (4) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

 (5) Class A shares acquired when dividends and distributions are reinvested in the fund; and

 (6) shares purchased with redemption proceeds from a fund not managed by CSAM if an initial sales charge was paid on the shares being redeemed and the purchase of fund shares takes place within 30 days after the redemption of the other fund.


    IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.

    REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:


    LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter applies only to purchases made up to 90 days before the date of the Letter. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

    RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedule are applicable to purchases of fund shares. The sales charge on each purchase is determined by adding the current net asset value of all classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


    The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

    CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

    FOR PURPOSE OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.


    REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

    CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. In addition, the holding period to avoid the imposition of the Limited CDSC for certain Credit Suisse Funds may be 18 months rather than 12 months. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.


    The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 -  the net asset value of such Class A shares at the time of redemption.


    For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

                                OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

    Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.


    The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules of the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Under the 12b-1 Plan for Class A shares, the distributor is paid 0.25% of the average daily net assets of the fund's Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.


    Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

    The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

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                                       29

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                                       30

                              FOR MORE INFORMATION

    More information about this fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.


    The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


     OTHER INFORMATION

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


    You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


    Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and Portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
    800-927-2874

BY FACSIMILE:


    888-606-8252


BY MAIL:
    Credit Suisse Funds


    P.O. Box 55030
    Boston, MA 02205-5030


BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial Data Services, Inc.
    Attn: Credit Suisse Funds
    66 Brooks Drive
    Braintree, MA 02184

ON THE INTERNET:
    www.CreditSuisseFunds.com

SEC FILE NUMBERS:
Credit Suisse Global

Financial Services Fund                                                811-09963



P.O.BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.CreditSuisseFunds.com   [CREDIT SUISSE ASSET MANAGEMENT LOGO]



CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSFSA-1-0103

                       STATEMENT OF ADDITIONAL INFORMATION





                                 JANUARY 1, 2003


                  CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND


          This STATEMENT OF ADDITIONAL INFORMATION provides information about the Credit Suisse Global Financial Services Fund (the "Global Financial Services Fund" or the "Fund") that supplements information contained in the PROSPECTUS for the Common shares and the PROSPECTUS for the Class A shares of the Fund, each dated January 1, 2003, each as amended or supplemented from time to time (each a "PROSPECTUS") and is incorporated by reference in its entirety in the PROSPECTUS.

          The Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the PROSPECTUSES, ANNUAL REPORT(S) and information regarding the Fund's current performance can be obtained by writing or telephoning:






                            CLASS A AND COMMON SHARES
                               Credit Suisse Funds
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                  800-927-2874

                                TABLE OF CONTENTS


                                                                                                         Page
                                                                                                         ----
INVESTMENT OBJECTIVE AND POLICIES...........................................................................1
     Financial Services Industries..........................................................................1
     General Investment Strategies..........................................................................1
     Strategic and Other Transactions.......................................................................1
            OPTIONS, FUTURES AND CURRENCY TRANSACTIONS......................................................1
            SECURITIES OPTIONS..............................................................................2
            SECURITIES INDEX OPTIONS........................................................................4
            OTC OPTIONS.....................................................................................5
            FUTURES ACTIVITIES..............................................................................5
            FUTURES CONTRACTS...............................................................................6
            OPTIONS ON FUTURES CONTRACTS....................................................................7
            CURRENCY EXCHANGE TRANSACTIONS..................................................................7
            FORWARD CURRENCY CONTRACTS......................................................................8
            CURRENCY OPTIONS................................................................................8
            CURRENCY HEDGING................................................................................8
            SWAPS...........................................................................................9
            HEDGING GENERALLY..............................................................................10
            ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES AND SWAPS........11
     Additional Information on Other Investment Practices..................................................12
            U.S. Government Securities.....................................................................12
            Other U.S. Government Securities...............................................................12
            Money Market Obligations.......................................................................12
            MONEY MARKET MUTUAL FUNDS......................................................................12
            REPURCHASE AGREEMENTS..........................................................................13
            Convertible Securities.........................................................................13
            Structured Securities..........................................................................13
            MORTGAGE-BACKED SECURITIES.....................................................................13
            ASSET-BACKED SECURITIES........................................................................14
            STRUCTURED NOTES, BONDS OR DEBENTURES..........................................................15
            ASSIGNMENTS AND PARTICIPATIONS.................................................................15
            Debt Securities................................................................................16
            Below Investment Grade Securities..............................................................17
            Zero Coupon Securities.........................................................................18
            Securities of Other Investment Companies.......................................................18
            Lending of Portfolio Securities................................................................18
            Foreign Investments............................................................................19
            FOREIGN CURRENCY EXCHANGE......................................................................20
            EURO CONVERSION................................................................................20
            INFORMATION....................................................................................21
            POLITICAL INSTABILITY..........................................................................21
            FOREIGN MARKETS................................................................................21
            INCREASED EXPENSES.............................................................................21
            FOREIGN DEBT SECURITIES........................................................................21

                                        i

                                                                                                         Page
                                                                                                         ----
            SOVEREIGN DEBT.................................................................................22
            PRIVATIZATIONS.................................................................................23
            BRADY BONDS....................................................................................23
            EMERGING MARKETS...............................................................................23
            Short Sales....................................................................................24
            Short Sales "Against the Box"..................................................................24
            Warrants.......................................................................................25
            Non-Publicly Traded and Illiquid Securities....................................................25
            Borrowing......................................................................................26
            Stand-By Commitments...........................................................................27
            Reverse Repurchase Agreements..................................................................28
            When-Issued Securities and Delayed-Delivery Transactions.......................................28
            REITs..........................................................................................29
            Special Situation Companies....................................................................30
            Dollar Rolls...................................................................................30
     Temporary Defensive Strategies........................................................................30
            Debt Securities................................................................................30
            Money Market Obligations.......................................................................30
INVESTMENT RESTRICTIONS....................................................................................30
PORTFOLIO VALUATION........................................................................................32
PORTFOLIO TRANSACTIONS.....................................................................................33
PORTFOLIO TURNOVER.........................................................................................35
MANAGEMENT OF THE FUND.....................................................................................36
     Officers and Board of Directors.......................................................................36
     Ownership in Securities of the Fund and Fund Complex..................................................43
     Committees and Meetings of Directors..................................................................43
     Directors' Total Compensation for Fiscal Year Ended August 31, 2002...................................44
            Investment Advisory Agreement..................................................................45
            Sub-Advisory Agreements........................................................................47
            Board Approval of Advisory Agreements..........................................................48
     Code of Ethics........................................................................................51
     Custodian and Transfer Agent..........................................................................51
     Organization of the Fund..............................................................................52
     Distribution and Shareholder Servicing................................................................53
            Distributor....................................................................................53
            COMMON SHARES..................................................................................53
            Class A Shares.................................................................................54
            GENERAL........................................................................................55
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................................................55
            Automatic Cash Withdrawal Plan.................................................................59
EXCHANGE PRIVILEGE.........................................................................................59
ADDITIONAL INFORMATION CONCERNING TAXES....................................................................60
     The Fund and Its Investments..........................................................................60

                                       ii

                                                                                                         Page
                                                                                                         ----
     Passive Foreign Investment Companies..................................................................63
     Dividends and Distributions...........................................................................63
     Sales of Shares.......................................................................................64
     Foreign Taxes.........................................................................................64
     Backup Withholding....................................................................................65
     Notices...............................................................................................65
     Special Tax Matters Relating to Zero Coupon Securities................................................65
     Other Taxation........................................................................................65
DETERMINATION OF PERFORMANCE...............................................................................65
            Average Annual Total Returns...................................................................66
            After-Tax Return...............................................................................68
INDEPENDENT ACCOUNTANTS AND COUNSEL........................................................................70
MISCELLANEOUS..............................................................................................70
FINANCIAL STATEMENTS.......................................................................................71



APPENDIX  DESCRIPTION OF RATINGS    A-1

                        INVESTMENT OBJECTIVE AND POLICIES

          The following information supplements the discussion of the Fund's investment objective and policies in the PROSPECTUS. There are no assurances that the Fund will achieve its investment objective.


          The investment objective of the Fund is capital appreciation. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers in financial services industries from at least three countries, including the U.S. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the Fund upon at least 60 days' notice before any such change becomes effective.


FINANCIAL SERVICES INDUSTRIES

          Issuers in the financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of these issuers is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest and/or inflation rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Additionally, these issuers can be subject to severe price competition.


          The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership and some primarily retail corporations have expanded into securities and insurance industries.


GENERAL INVESTMENT STRATEGIES


          Unless otherwise indicated, the Fund is permitted, but not obligated to, engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

          The Fund does not represent that these techniques are available now or will be available at any time in the future.


STRATEGIC AND OTHER TRANSACTIONS

          OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. The Fund may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return. The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation.

          Up to 25% of the Fund's assets may be at risk in connection with these strategies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").

          SECURITIES OPTIONS. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on U.S. and foreign exchanges, as well as OTC options. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.


          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.


          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Fund writes call options, it retains the risk of an increase in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.


          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.


          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Fund's investment adviser ("CSAM"), or the Fund's sub-investment advisers (each, an "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.


          Securities exchanges generally have established limitations governing the maximum number of calls and puts of the class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.


          SECURITIES INDEX OPTIONS. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


          OTC OPTIONS. The Fund may purchase and write OTC or dealer options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.


          Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.


          FUTURES ACTIVITIES. The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies for bona fide hedging and speculative purposes. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Although the Fund is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

          The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies.


          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.


          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.


          OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.


          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.


          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

          The Fund may engage in currency exchange transactions for hedging purposes or for other purposes, including generating current income to offset expenses or to increase return, which may involve speculation.

          FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (E.G., through the use of hedging transactions).

          CURRENCY OPTIONS. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.


          CURRENCY HEDGING. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.


          SWAPS. The Fund may enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

          The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.


          HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.


          To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.


          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES AND SWAPS. The Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Fund on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

ADDITIONAL INFORMATION ON OTHER INVESTMENT PRACTICES


          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities ("U.S. Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          OTHER U.S. GOVERNMENT SECURITIES. The Fund may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five year or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

          MONEY MARKET MUTUAL FUNDS. Where the Adviser believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or the Adviser. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

          REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "Act").


          CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

          STRUCTURED SECURITIES. The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.


          MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for the pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.


          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.


          STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          ASSIGNMENTS AND PARTICIPATIONS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participants") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the

Fund and the borrower is determined by the Adviser to be creditworthy. The Fund's rights and obligations as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The lack of a liquid secondary market for both Participations and Assignments will have an adverse impact on the value of such securities and on the Fund's ability to dispose of Participations or Assignments, which may also be subject to the risk of default. The lack of a liquid market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

          DEBT SECURITIES. The Fund may invest up to 20% of its net assets in debt securities. Debt obligations of corporations in which the Fund may invest include corporate bonds, debentures and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to accurately forecast changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated. Such event will require the sale of such securities, although the adviser will consider such event in its determination of whether the Fund should continue to hold the security. The adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, or if unrated, as determined by the Adviser to be of comparable quality. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

          BELOW INVESTMENT GRADE SECURITIES. The Fund may invest up to 20% of its net assets in securities rated below investment grade, including convertible debt securities. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

          Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer.

In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          ZERO COUPON SECURITIES. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income the year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay the year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

          SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned U.S. securities and at least 105% of the current market value of loaned non-U.S. securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily.


          FOREIGN INVESTMENTS. The Fund may invest without limit in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.


          DEPOSITORY RECEIPTS. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S.

securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          FOREIGN CURRENCY EXCHANGE. Since the Fund may be investing in securities denominated in currencies of non-U.S. countries, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          EURO CONVERSION. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Fund.

          INFORMATION. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

          INCREASED EXPENSES. The operating expenses of the Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.


          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.


          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.


          Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.


          PRIVATIZATIONS. The Fund may invest in privatizations (I.E., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.


          BRADY BONDS. The Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.


          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").


          EMERGING MARKETS. The Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          SHORT SALES. The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's total assets.


          To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.


          The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX". In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian.

          The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.


          WARRANTS. The Fund may invest up to 15% of its net assets in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.


          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.


          NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).






          BORROWING. The Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          STAND-BY COMMITMENTS. The Fund may invest in stand-by commitments with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.


          The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the Adviser, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

          The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

          The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.


          The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

          WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          REITs. The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.


          Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemptions from the 1940 Act. REITs are also subject to interest rate risks.

          EMERGING GROWTH AND SMALL COMPANIES; UNSEASONED ISSUERS. The Fund may invest its assets in the securities of emerging growth, small companies and unseasoned issuers. Investments in emerging growth and small-sized companies, as well as companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve risks and other considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of emerging growth and small-sized companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

          Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

          SPECIAL SITUATION COMPANIES. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation" company may decline significantly. The Adviser believes, however, that if it analyzes "special situation" companies carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve maximum capital appreciation. There can be no assurance, however, that a special situation that exists at the time of an investment will be consummated under the terms and within the time period contemplated.

          DOLLAR ROLLS. The Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.


TEMPORARY DEFENSIVE STRATEGIES.

          DEBT SECURITIES. When the Adviser believes that a defensive posture is warranted, the Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

          MONEY MARKET OBLIGATIONS. The Fund, for temporary defensive purposes, may invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations without limit.

                             INVESTMENT RESTRICTIONS


          Certain investment limitations of the Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of
(i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

          If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 11) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


          The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 12 may be changed by a vote of the Board at any time.

          The Fund may not:


1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 33 1/3% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.


4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.


5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.


6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.


9. Issue any senior security except as permitted in the Fund's fundamental investment limitations or as otherwise permitted by law.

10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.


11. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

12. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


                               PORTFOLIO VALUATION

          The following is a description of the procedures used by the Fund in valuing their assets.


          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.


                             PORTFOLIO TRANSACTIONS


          CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective and has retained CSAM Ltd. to act as sub-investment adviser to the Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

          In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

          For the fiscal year ended August 31, 2002, $448 of the Fund's total brokerage commissions was paid to brokers and dealers who provided research services. The Fund directed $311,493 in transactions to brokers and dealers who provided such research. Research received from brokers or dealers is supplemental to the Adviser's own research program.


          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.




          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.


          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

          For the fiscal year ended August 31, 2002, the Fund paid $6,405 in brokerage commissions. For the fiscal period ended August 31, 2001, the Fund paid $7,569 in brokerage commissions.

          In no instance will portfolio securities be purchased from or sold to CSAM, a sub-adviser, Credit Suisse Asset Management Securities, Inc., the Fund's distributor (and an affiliate of CSAM) ("CSAMSI"), Credit Suisse First Boston or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of August 31, 2002, the Fund held the following securities of its regular brokers or dealers:



             NAME OF SECURITIES             AGGREGATE VALUE OF THE HOLDINGS
     ----------------------------------------------------------------------
     Lehman Brothers Holdings Inc.
     Common Stock                                       $45,608
     ----------------------------------------------------------------------
     JPMorgan Chase & Co. Common
     Stock                                              $31,680
     ----------------------------------------------------------------------
     UBS AG Common Stock                                $43,392
     ----------------------------------------------------------------------

                               PORTFOLIO TURNOVER


          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

          It is not possible to predict the Fund's portfolio turnover rate. However, it is anticipated that the Fund's portfolio turnover rate will not exceed 100%. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal year ended August 31, 2002, and for the fiscal period ended August 31, 2001 the Fund's portfolio turnover rate was 114% and 87%, respectively.


                             MANAGEMENT OF THE FUND

OFFICERS AND BOARD OF DIRECTORS


          The business and affairs of the Fund is managed by the Board of Directors in accordance with the laws of the State of Maryland. The directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's Advisers, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

          The names and ages of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                                                                                               NUMBER OF
                                                      TERM OF                                 PORTFOLIOS
                                                      OFFICE*                                   IN FUND
                                       POSITION(S)  AND LENGTH                                 COMPLEX           OTHER
                                        HELD WITH     OF TIME       PRINCIPAL OCCUPATION(S)   OVERSEEN BY     DIRECTORSHIPS
        NAME, ADDRESS AND AGE             FUND        SERVED        DURING PAST FIVE YEARS      DIRECTOR    HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                     Director     Since Fund      Currently retired;            53       --
c/o Credit Suisse Asset                             Inception       Executive Vice
Management, LLC                                                     President and Chief
466 Lexington Avenue                                                Financial Officer of
New York, New York 10017-3147                                       Pan Am Corporation and
                                                                    Pan American World
Age: 70                                                             Airways, Inc. from
                                                                    1988 to 1991

Jack W. Fritz                          Director     Since Fund      Private investor;             52       Director of
2425 North Fish Creek Road                          Inception       Consultant and                         Advo, Inc.
P.O. Box 1287                                                       Director of Fritz                      (direct mail
Wilson, Wyoming 83014                                               Broadcasting, Inc. and                 advertising)
                                                                    Fritz Communications
Age: 75                                                             (developers and
                                                                    operators of radio
                                                                    stations) since 1987

Jeffrey E. Garten                      Director     Since Fund      Dean of Yale School of        52       Director of
Box 208200                                          Inception       Management and William                 Aetna, Inc.;
New Haven, Connecticut 06520-                                       S. Beinecke Professor                  Director of
8200                                                                in the Practice of                     Calpine Energy
                                                                    International Trade                    Corporation;
Age: 56                                                             and Finance;                           Director of
                                                                    Undersecretary of                      CarMax Group
                                                                    Commerce for                           (used car
                                                                    International Trade                    dealers)
                                                                    from November 1993 to
                                                                    October 1995;
                                                                    Professor at Columbia
                                                                    University from
                                                                    September 1992 to
                                                                    November 1993

Peter F. Krogh                         Director     Since 2001      Dean Emeritus and             52       Member of Board
301 ICC                                                             Distinguished                          of The Carlisle
Georgetown University                                               Professor of                           Companies Inc.;
Washington, DC 20057                                                International Affairs                  Member of
                                                                    at the Edmund A. Walsh                 Selection
Age: 65                                                             School of Foreign                      Committee for
                                                                    Service, Georgetown                    Truman Scholars
                                                                    University; Moderator                  and Henry Luce
                                                                    of PBS foreign affairs                 Scholars;
                                                                    television series                      Senior Associate
                                                                                                           of


----------

* Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                               NUMBER OF
                                                      TERM OF                                 PORTFOLIOS
                                                      OFFICE*                                   IN FUND
                                       POSITION(S)  AND LENGTH                                 COMPLEX           OTHER
                                        HELD WITH     OF TIME       PRINCIPAL OCCUPATION(S)   OVERSEEN BY     DIRECTORSHIPS
        NAME, ADDRESS AND AGE             FUND        SERVED        DURING PAST FIVE YEARS      DIRECTOR    HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Center for
                                                                                                           Strategic and
                                                                                                           International
                                                                                                           Studies; Trustee
                                                                                                           of numerous
                                                                                                           world affairs
                                                                                                           organizations

James S. Pasman, Jr.                   Director     Since Fund      Currently retired;            54       Director of
c/o Credit Suisse Asset                             Inception       President and Chief                    Education
Management, LLC                                                     Operating Officer of                   Management
466 Lexington Avenue                                                National InterGroup,                   Corp.;
New York, New York 10017-3147                                       Inc. (holding company)                 Trustee of
                                                                    from April 1989 to                     Deutsche VIT
Age: 71                                                             March 1991; Chairman                   Funds (overseeing
                                                                    of Permian Oil Co.                     3 portfolios)
                                                                    from April 1989 to
                                                                    March 1991

Steven N. Rappaport                    Director     Since Fund      Partner of Lehigh             53       Director of The
Lehigh Court, LLC                                   Inception       Court, LLC since July                  First Israel
40 East 52nd Street,                                                2002; President of                     Fund, Inc.
New York, New York 10022                                            SunGard Securities
                                                                    Finance, Inc., from
Age: 54                                                             2001 to July 2002;
                                                                    President of Loanet,
                                                                    Inc. (on-line
                                                                    accounting service)
                                                                    from 1995 to 2001;
                                                                    Director, President,
                                                                    North American
                                                                    Operations, and
                                                                    former Executive Vice
                                                                    President from 1992 to
                                                                    1993 of Worldwide
                                                                    Operations of Metallurg
                                                                    Inc. (manufacturer of
                                                                    specialty metals and
                                                                    alloys); Executive Vice
                                                                    President, Telerate,
                                                                    Inc. (provider of real-
                                                                    time information to the
                                                                    capital markets) from
                                                                    1987 to 1992; Partner in
                                                                    the law firm of
                                                                    Hartman & Craven until
                                                                    1987


                                       38

                                                                                             NUMBER OF
                                                      TERM OF                               PORTFOLIOS
                                                      OFFICE*                                 IN FUND
                                       POSITION(S)  AND LENGTH                               COMPLEX           OTHER
                                        HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN BY     DIRECTORSHIPS
        NAME, ADDRESS AND AGE             FUND        SERVED      DURING PAST FIVE YEARS      DIRECTOR    HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

William W. Priest+                     Director     Since         Senior Partner and            59       --
Steinberg Priest & Sloane Capital                   Fund          Fund Manager,
Management                                          Inception     Steinberg Priest &
12 East 49th Street                                               Sloane Capital
12th Floor                                                        Management since March
New York, New York 10017                                          2001; Chairman and
                                                                  Managing Director of
Age: 61                                                           CSAM from 2000 to
                                                                  February 2001, Chief
                                                                  Executive Officer and
                                                                  Managing Director of
                                                                  CSAM from 1990 to 2000

OFFICERS

Laurence R. Smith                      Chairman     Since 2002    Managing Director and         --              --
Credit Suisse Asset Management, LLC                               Global Chief
466 Lexington Avenue                                              Investment Officer of
New York, New York 10017-3147                                     CSAM; acting Chief
                                                                  Executive Officer of
Age: 44                                                           CSAM Americas;
                                                                  Associated with
                                                                  J.P. Morgan Investment
                                                                  Management from 1981 to
                                                                  1999; Officer of other
                                                                  Credit Suisse Funds


----------

+ Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                                                                               NUMBER OF
                                                      TERM OF                                 PORTFOLIOS
                                                      OFFICE*                                   IN FUND
                                       POSITION(S)  AND LENGTH                                 COMPLEX           OTHER
                                        HELD WITH     OF TIME       PRINCIPAL OCCUPATION(S)   OVERSEEN BY     DIRECTORSHIPS
        NAME, ADDRESS AND AGE             FUND        SERVED        DURING PAST FIVE YEARS      DIRECTOR    HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                       Vice         Since Fund      Managing Director and        --              --
Credit Suisse Asset Management, LLC    President    Inception       Global General Counsel
466 Lexington Avenue                   and                          of CSAM; Associated
New York, New York 10017-3147          Secretary                    with Lehman Brothers,
                                                                    Inc. from 1996 to
Age: 38                                                             1997; Associated with
                                                                    CSAM from 1995 to 1996;
                                                                    Associated with
                                                                    CS First Boston
                                                                    Investment Management
                                                                    from 1994 to 1995;
                                                                    Associated with Division
                                                                    of Enforcement,
                                                                    U.S. Securities and
                                                                    Exchange Commission
                                                                    from 1991 to 1994;
                                                                    Officer of CSAMSI and
                                                                    other Credit Suisse
                                                                    Funds

Michael A. Pignataro                   Treasurer    Since Fund      Director and Director        --              --
Credit Suisse Asset Management, LLC    and Chief    Inception       of Fund Administration
466 Lexington Avenue                   Financial                    of CSAM; Associated
New York, New York 10017-3147          Officer                      with CSAM since 1984;
                                                                    Officer of other
Age: 43                                                             Credit Suisse Funds

                                       40

                                                                                               NUMBER OF
                                                      TERM OF                                 PORTFOLIOS
                                                      OFFICE*                                   IN FUND
                                       POSITION(S)  AND LENGTH                                 COMPLEX           OTHER
                                        HELD WITH     OF TIME       PRINCIPAL OCCUPATION(S)   OVERSEEN BY     DIRECTORSHIPS
        NAME, ADDRESS AND AGE             FUND        SERVED        DURING PAST FIVE YEARS      DIRECTOR    HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler, Esq.              Assistant    Since Fund      Vice President and           --              --
Credit Suisse Asset Management, LLC    Secretary    Inception       Legal Counsel of CSAM
466 Lexington Avenue                                                since January 2000;
New York, New York 10017-3147                                       Associated with the
                                                                    law firm of Swidler
Age: 36                                                             Berlin Shereff Friedman
                                                                    LLP from 1996 to 2000;
                                                                    Officer of other Credit
                                                                    Suisse Funds

Kimiko T. Fields, Esq.                 Assistant    Since 2002      Assistant Vice               --              --
Credit Suisse Asset Management, LLC    Secretary                    President and Legal
466 Lexington Avenue                                                Counsel of CSAM since
New York, New York 10017-3147                                       December 2000;
                                                                    Assistant Vice
Age: 38                                                             President, Institutional
                                                                    Marketing Department,
                                                                    CSAM from January 2000
                                                                    to December 2000;
                                                                    Marketing Associate,
                                                                    International Equity
                                                                    Department, Warburg
                                                                    Pincus Asset
                                                                    Management, Inc. from
                                                                    January 1998 to January
                                                                    2000; self-employed
                                                                    author and consultant,
                                                                    from January 1996 to
                                                                    December 1997;
                                                                    Officer of other
                                                                    Credit Suisse Funds

Rocco A. DelGuercio                    Assistant    Since Fund      Vice President and           --              --
Credit Suisse Asset Management, LLC    Treasurer    Inception       Administrative Officer
466 Lexington Avenue                                                of CSAM; Associated
New York, New York 10017-3147                                       with CSAM since June
                                                                    1996; Assistant
Age: 39                                                             Treasurer, Bankers
                                                                    Trust Corp. -- Fund
                                                                    Administration from
                                                                    March 1994 to June 1996;
                                                                    Mutual Fund
                                                                    Accounting Supervisor,

                                       41

                                                                                               NUMBER OF
                                                      TERM OF                                 PORTFOLIOS
                                                      OFFICE*                                   IN FUND
                                       POSITION(S)  AND LENGTH                                 COMPLEX           OTHER
                                        HELD WITH     OF TIME       PRINCIPAL OCCUPATION(S)   OVERSEEN BY     DIRECTORSHIPS
        NAME, ADDRESS AND AGE             FUND        SERVED        DURING PAST FIVE YEARS      DIRECTOR    HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
                                                                    Dreyfus Corporation
                                                                    from April 1987 to March
                                                                    1994; Officer of other
                                                                    Credit Suisse Funds

Joseph Parascondola                    Assistant    Since Fund      Assistant Vice               --              --
Credit Suisse Asset Management, LLC    Treasurer    Inception       President - Fund
466 Lexington Avenue                                                Administration of CSAM
New York, New York 10017-3147                                       since April 2000;
                                                                    Assistant Vice
Age: 39                                                             President, Deutsche
                                                                    Asset Management from
                                                                    January 1999 to April
                                                                    2000; Assistant Vice
                                                                    President, Weiss,
                                                                    Peck & Greer LLC from
                                                                    November 1995 to
                                                                    December 1998;
                                                                    Officer of other
                                                                    Credit Suisse Funds

Robert M. Rizza                        Assistant    Since 2002      Assistant Vice               --              --
Credit Suisse Asset Management, LLC    Treasurer                    President of CSAM
466 Lexington Avenue                                                since January 2001;
New York, New York 10017-3147                                       Administrative Officer
                                                                    of CSAM from March
Age: 36                                                             1998 to December 2000;
                                                                    Assistant Treasurer of
                                                                    Bankers Trust Co. from
                                                                    April 1994 to March
                                                                    1998;; Officer of
                                                                    other Credit Suisse
                                                                    Funds

OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

          As reported to the Fund, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.



                                                                   AGGREGATE DOLLAR RANGE OF
                                                                   EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT COMPANIES
                                                                    OVERSEEN BY DIRECTOR IN
                                  DOLLAR RANGE OF EQUITY              FAMILY OF INVESTMENT
NAME OF DIRECTOR                SECURITIES IN THE FUND*,+                COMPANIES*,(3)
--------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                           A                                 E

Jack W. Fritz                                A                                 E

Jeffrey E. Garten                            A                                 A

Peter F. Krogh                               A                                 D

James S. Pasman, Jr.                         A                                 D

Steven N. Rappaport                          A                                 D

INTERESTED DIRECTOR

William W. Priest                            A                                 A


----------

* Key to Dollar Ranges:

   A. None
   B. $1 - $10,000
   C. $10,000 - $50,000
   D. $50,000 - $100,000
   E. Over $100,000



COMMITTEES AND MEETINGS OF DIRECTORS

          The Fund has an Audit Committee, a Nominating Committee and a Valuation Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Fund as defined in the 1940 Act


----------

+ Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport. The Valuation Committee consists of at least two Directors, at least one of whom is an Independent Director.

          In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee met four times during the fiscal year ended August 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee met twice during the fiscal year ended August 31, 2002.

          The Valuation Committee reviews and approves the valuation of all fair valued securities whose fair valuations individually change the net asset value of a Fund by greater than 1%. In conducting this review, the Valuation Committee shall review and discuss an updated fair valuation summary with appropriate representatives of CSAM. The Valuation Committee did not meet during the fiscal year ended August 31, 2002.

          No employee of CSAM, State Street Bank and Trust Company and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 2002



                                                                           ALL INVESTMENT COMPANIES
                                       GLOBAL FINANCIAL SERVICES               IN THE CSAM FUND
         NAME OF DIRECTOR                         FUND                             COMPLEX*
--------------------------------------------------------------------------------------------------------
William W. Priest**                               None                             None
--------------------------------------------------------------------------------------------------------
Richard H. Francis                              $3,313                         $106,708
--------------------------------------------------------------------------------------------------------
Jack W. Fritz                                   $3,063                         $ 97,124
--------------------------------------------------------------------------------------------------------

                                       44

                                                                           ALL INVESTMENT COMPANIES
                                       GLOBAL FINANCIAL SERVICES               IN THE CSAM FUND
         NAME OF DIRECTOR                         FUND                             COMPLEX*
--------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                               $3,063                         $100,250
--------------------------------------------------------------------------------------------------------
Peter F. Krogh                                  $3,313                         $101,850
--------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                            $3,313                         $106,350
--------------------------------------------------------------------------------------------------------
Steven N. Rappaport                             $3,463                         $113,295
--------------------------------------------------------------------------------------------------------



* Each Director serves as a Director or Trustee of 54 investment companies and portfolios in the CSAM Fund Complex.

** Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.



          As of November 15, 2002, Directors and officers as a group, owned of record less than 1% of each class of the Fund's shares.






          INVESTMENT ADVISORY AGREEMENT. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. Credit Suisse First Boston ("CSFB") is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.






          The Advisory Agreement between the Fund and CSAM continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

          The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

          The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          The Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of .90% of the Fund's average daily net assets, CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

          For the fiscal year ended August 31, 2002 and the fiscal period ended August 31, 2001, the Fund paid CSAM, and CSAM waived fees and/or reimbursed expenses of the Fund under the Advisory Agreement as follows:

AUGUST 31, 2002



              FEES PAID
           (AFTER WAIVERS)                    WAIVERS                    REIMBURSEMENTS
--------------------------------------------------------------------------------------------
    $0                                        $14,439                       $198,698
--------------------------------------------------------------------------------------------

AUGUST 31, 2001



              FEES PAID
           (AFTER WAIVERS)                    WAIVERS                    REIMBURSEMENTS
--------------------------------------------------------------------------------------------
    $0                                        $11,795                       $141,473
--------------------------------------------------------------------------------------------



          SUB-ADVISORY AGREEMENTS. The Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited (each of CSAM U.K., CSAM Japan and CSAM Australia may be referred to as a "Sub-Adviser").

          Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. The Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.






          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.

          CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.

          CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of September 30, 2002 managed approximately $11.7 billion in assets.

          Under the Sub-Advisory Agreements with CSAM U.K. and CSAM Japan, CSAM (not the Fund) pays each of CSAM U.K. and CSAM Japan an annual fee of $250,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which that Sub-Adviser has been appointed to act as such. The portion of the fee allocated with respect to the Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended August 31, 2002, the portion of the fees allocable to the Fund for CSAM U.K. and CSAM Japan was $70 and $85, respectively.

          Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the
Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to the Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreements with CSAM U.K. and CSAM Australia. No fees were allocated to the Fund during the fiscal year ended August 31, 2002.

          Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          BOARD APPROVAL OF ADVISORY AGREEMENTS. In approving the Advisory Agreement, the Board of Directors of the Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          In approving each of the Sub-Advisory Agreements with CSAM U.K., CSAM Japan and CSAM Australia, the Board of the Fund considered various matters and materials provided by CSAM, CSAM U.K., CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to the Fund of retaining CSAM's United Kingdom, Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K., CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Fund to obtain best price and execution on trades in international markets. The Board of the Fund also carefully considered the particular expertise of CSAM U.K., CSAM Japan and CSAM Australia in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K., CSAM Japan and CSAM Australia. In addition, the Board of the Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM U.K., CSAM Japan and CSAM Australia would be paid by CSAM, not the Fund, and, accordingly, that the retention of CSAM U.K., CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the Fund concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          ADMINISTRATION AGREEMENTS. CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.

          During the fiscal year ended August 31, 2002, CSAMSI received fees of $1,606 from the Fund under the CSAMSI Co-Administration Agreement. For the fiscal year ended August 31, 2001, CSAMSI was paid $487 (after waivers).

          State Street became co-administrator to each Fund on June 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. For the period from June 1, 2002 through August 31, 2002, the Fund paid State Street fees under the State Street Co-Administration Agreement of $277.






          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Fund prior to June 1, 2002. PFPC received fees for its services calculated on the Fund's average daily net assets, as follows:

                Annual Rate
                .08% for the first $500 million in assets
                .07% for the next $1 billion
                .06% for assets in excess of $1.5 billion

          For the period September 1, 2001 through May 31, 2002, the Fund paid PFPC, the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:



              FEES PAID
           (AFTER WAIVERS)                    WAIVERS                    REIMBURSEMENTS
--------------------------------------------------------------------------------------------
               $933                            $972                            0
--------------------------------------------------------------------------------------------



          For the fiscal year ended Augsut 31, 2001, the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:



              FEES PAID
           (AFTER WAIVERS)                    WAIVERS                    REIMBURSEMENTS
--------------------------------------------------------------------------------------------
                $1,400                         $1,113                          0
--------------------------------------------------------------------------------------------

          The Fund and CSAM have received an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in an affiliated fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Portfolio does so at the same price as each other fund and bears its proportionate shares of expenses and receives its proportionate share of any dividends.


CODE OF ETHICS


          The Fund, CSAM, CSAM U.K., CSAM Japan, CSAM Australia and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.


          The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

CUSTODIAN AND TRANSFER AGENT.


          State Street serves as custodian of the Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund,
(iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


ORGANIZATION OF THE FUND


          The Fund is a diversified, open-end management investment company within the meaning of the 1940 Act. The Fund was organized as a corporation under the laws of the State of Maryland on May 25, 2000. On March 26, 2001, the Fund changed its name from "Warburg Pincus Global Financial Services Fund, Inc." to "Credit Suisse Warburg Pincus Global Financial Services Fund, Inc." On December 12, 2001, the Fund changed its name to "Credit Suisse Global Financial Services Fund, Inc."

          The Fund's Charter authorizes the Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Institutional shares, one billion are designated Advisor shares, and one billion are designated Class A shares. The Fund currently has Common shares and Class A shares. On December 12, 2001 the Common Class was closed to new investments. On December 12, 2002 the Common Class was reopened in connection with the raising of the Fund's minimum account balance to $10,000. Under the Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.


          Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.


          Shareholders of the Fund upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights. Because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Common class shares can be purchased only by certain types of investors as outlined in the Common class PROSPECTUS.

DISTRIBUTION AND SHAREHOLDER SERVICING


          Distributor. CSAMSI serves as distributor of the Fund's shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES. The Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI under the CSAMSI Co-Administration Agreement a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. The fee is in addition to the co-administrative services fee paid by the Fund under the CSAMSI Co-Administration Agreement and is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Fund. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," together with Selling Services, "Services").

          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with this the Common Shares Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.






          For the fiscal year ended August 31, 2002, the Common Class shares of the Fund paid CSAMSI $3,997 under the Common Shares 12b-1 Plan, all of which was spent on advertising, marketing communications, public relations and people-related and occupancy costs.

          The Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service

Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with the Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in the Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Fund may reimburse part of this Fee at rates they would normally pay to the transfer agent for providing the services.






          CLASS A SHARES. The Fund has adopted a Plan of Distribution for its Class A shares (the "A Shares 12b-1 Plan") to permit the Fund to compensate CSAMSI for activities associated with the distribution of these shares.

          The A Shares 12b-1 Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. For the fiscal year ended August 31, 2002, the Fund paid $14 to CSAMSI under the Class A Shares 12b-1 Plan.

          During the fiscal year ended August 31, 2002, CSAMSI spent the fees paid under the Fund's A Shares 12b-1 Plan as follows:



Advertising                                                 $40
-----------------------------------------------------------------------
Printing and mailing prospectuses for promotional
purposes                                                 $3,416
-----------------------------------------------------------------------
Payment to broker-dealers                                     0
-----------------------------------------------------------------------
People-related and occupancy                                $48
-----------------------------------------------------------------------
Other                                                        $6
-----------------------------------------------------------------------



          With respect to sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested on a one-time or ongoing basis in the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          GENERAL. Each of the Common Shares 12b-1 Plan and the A Shares 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the relevant Plan, ("Independent Directors"). Any material amendment of either the Common Shares 12b-1 Plan or A Shares 12b-1 Plan would require the approval of the Board in the same manner. Neither the Common Shares 12b-1 Plan nor the A Shares 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares 12b-1 Plan or A Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Fund to CSAMSI under the Common Shares and A Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Fund's Board with periodic reports of amounts spent under the Common Shares and A Shares 12b-1 Plans and the purposes for which the expenditures were made.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A shares of the Fund, any applicable sales charge.






          As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).


          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


          COMMON CLASS SHARES. To purchase Common shares directly from the Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

          CLASS A SHARES. Class A shares are designed for investors seeking the advice of financial representatives and are not offered directly from the Fund. All purchases of Class A shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.


          Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

                                                       AS A % OF                                 COMMISSION TO
                                                         AMOUNT            AS A % OF        FINANCIAL REPRESENTATIVE
AMOUNT PURCHASED                                        INVESTED        OFFERING PRICE      AS A % OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------
Less than $50,000                                        6.10%              5.75%                   5.00%
---------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                            4.99%              4.75%                   4.00%
----------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                           3.90%              3.75%                   3.00%
----------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                           2.56%              2.50%                   2.00%
----------------------------------------------------------------------------------------------------------------------

                                       56

$500,000 to less than $1,000,000                         2.04%              2.00%                   1.75%
----------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                          0*                 0                    1.00%**
----------------------------------------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the prospectus).


**   The distributor may pay a financial representative a fee as follows: up to
1% on purchases up to and including $3 million, .up to 50% on the next $47 million and up to .25% on purchase amounts over $50 million.





          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.


          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A shares. Some may establish higher minimum investment requirements than set forth in the PROSPECTUS. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The PROSPECTUS relating to Class A shares should be read in connection with such firms' material regarding their fees and services.

          The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by any "purchaser." The term "purchaser" includes:

    - an individual, the individual's spouse or domestic partner, and the individual's children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

    - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member;

    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

          INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Directors of the Fund, current and former directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans and employee benefit plans sponsored by an employer and pension plans; (7) Class A shares acquired when dividends and distributions are reinvested in the Fund and (8) shares purchased through a broker-dealer (the "broker") that has entered into a special agreement with CSAMSI to allow the broker's customers to purchase shares of the Fund using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than the Credit Suisse Funds) on which an initial sales charge was paid. The transfer agent must be notified of this waiver prior to the purchase.


          REDEMPTIONS. Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of certain redemptions of Class A shares of the Fund.

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


          AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A shares of the Fund may be subject to a deferred sales charge.

          During the fiscal year ended August 31, 2002, CSAMSI received $108 in commissions on the sale of Class A shares and retained $16. CSAMSI received no CDSCs on redemptions of Class A shares.


                               EXCHANGE PRIVILEGE


          An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. A Common shareholder may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge except for exchanges of Class A shares of the Fund. The Fund may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at (800) 927-2874.


          The Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. The prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. This summary is based on the laws in effect on the date of this STATEMENT OF ADDITIONAL INFORMATION and existing judicial and administrative interpretations thereof, both of which are subject to change.

THE FUND AND ITS INVESTMENTS

          The Fund intends to continue to qualify to be treated as a regulated investment company during each taxable year under Part I of Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of the quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by the shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.


          If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.


          The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if the Fund makes such an election, it is possible that it may incur an excise tax as a result of not having distributed net capital gains.


          The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The balance of such income must be distributed during the next calendar year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


          With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

          If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES


          If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income the year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or impossible to obtain.

          Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of the year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


DIVIDENDS AND DISTRIBUTIONS


          Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to the shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets).


          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES


          Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.


FOREIGN TAXES


          The Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

BACKUP WITHHOLDING


          The Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.


NOTICES


          Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Fund and Its Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.


SPECIAL TAX MATTERS RELATING TO ZERO COUPON SECURITIES


          Investment by the Fund in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Fund the year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends will ordinarily constitute taxable income to shareholders of the Fund.


OTHER TAXATION


          Distributions also may be subject to additional state, local and foreign taxes depending on the shareholder's particular situation.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE
  ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX
               CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.


                          DETERMINATION OF PERFORMANCE


          From time to time, the Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. If the Fund meets the size requirements for listing in The Wall Street Journal, its Common Shares will be listed under the heading "Credit Suisse Common," and the Class A Shares will be listed under the heading

"Credit Suisse ABC." Current total return figures may be obtained by calling Credit Suisse Funds at (800) 927-2874.

          AVERAGE ANNUAL TOTAL RETURNS. "Average annual total return" is computed separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

    P(1+T) POWER OF n = ERV

    Where:       P = hypothetical initial payment of $1,000;

                 T = average annual total return;

                 n=number of years; and

                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

          "Aggregate total return" is computed separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV DIVIDED BY P) - l]

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

          Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

          The average annual total returns for the Common shares of the Fund for the year ended August 31, 2002 were as follows:

                                                                                SINCE
                                               5 YEAR          10 YEAR        INCEPTION
FUND                           1 YEAR       (ANNUALIZED)     (ANNUALIZED)    (ANNUALIZED)    INCEPTION DATE
----                           ------       ------------     ------------    ------------    --------------
Global Financial Services     -12.59%           N/A               N/A           -14.83%         12/28/00



          The aggregate total returns for the Common shares of the Fund for the period ended August 31, 2002 since inception were as follows:



FUND                                                          AGGREGATE RETURN                 INCEPTION DATE
----                                                          ----------------                 --------------
Global Financial Services Fund                                      -23.60%                       12/28/00



          Because the Class A shares of the Fund do not have a full calendar year of performance, performance information for this class is not presented.

          The Fund may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or the MSCI All Country World Index Free Industry Sectors Index (Financial and Diversified Financials), as appropriate, the Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period.

          When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gains distributions).

          After-Tax Return

          From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                           P(1 + T) POWER OF n = ATV(D)

Where: P       =    a hypothetical initial payment of $1,000.

       T       =    average annual total return (after taxes on distributions).

       n       =    number of years.

       ATV(D)  =    ending value of a hypothetical $1,000 investment made
                    at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          The average annual total returns (after taxes on distributions) for the Fund's Common Class shares for the period ended August 31, 2002 were as follows:



                       1 YEAR            SINCE INCEPTION
                    ---------------------------------------------
                       -12.59%         -23.60%      12/28/00



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                          P(1 + T) POWER OF n = ATV(DR)

Where: P  =    a hypothetical initial payment of $1,000.

       T  =    average annual total return (after taxes on distributions and redemption).

       n  =    number of years.

     ATV(DR) = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the Fund's Common Class shares for the period ended August 31, 2002 were as follows:

                       1 YEAR          SINCE INCEPTION
                    ---------------------------------------------
                      -7.73%         -18.88%       12/28/00



          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.


          In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.


          The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) the MSCI All Country World Index Free Industry Sectors (both Financials and Diversified Financials) and the S&P 500 Index, all of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by the Adviser derived from such indexes. The Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of its Common Shares to that of any investment company with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.


          In its reports, investor communications or advertisements, the Fund may also include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments;
(v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the general biography or work experience of the portfolio managers of the Fund; (ix) portfolio manager commentary or market updates; (x) research methodology underlying stock selection or the Fund's investment objective; and (xi) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL


          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statement that is incorporated by reference into this STATEMENT OF ADDITIONAL INFORMATION has been audited by PwC and has been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.


                                  MISCELLANEOUS


          As of November 15, 2002, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of the Fund's outstanding shares were as follows:



                                                                                  PERCENT OWNED AS OF
CLASS                         NAME AND ADDRESS                                    NOVEMBER 15, 2002
-----                         -----------------------------------                 -------------------
Common                        Sema Co.                                            95.19%
                              12E 49th Street
                              New York, NY 10017-1028

Class A                       State Street Bank and Trust Company                 6.38%
                              Cust. for the SEP IRA of Louis
                              Armstrong-Dangles
                              74 Madrone Avenue
                              San Anselmo, CA 94960-2026

Class A                       Credit Suisse Asset Management LlC                  13.40%
                              466 Lexington Avenue
                              10th Floor
                              New York, NY 10017-3142

Class A                       First Clearing Corporation                          25.05%
                              A/C 5402-4217
                              Louise Z. Mackey Roth IRA
                              FCC as Custodian
                              8 Jean Avenue
                              Loudonville, NY 12211-1542

                                       70

                                                                                  PERCENT OWNED AS OF
CLASS                         NAME AND ADDRESS                                    NOVEMBER 15, 2002
-----                         -----------------------------------                 -------------------
Class A                       State Street Bank and Trust Company                 53.25%
                              Cust. for the IRA of
                              Joanne Schenck
                              P.O. Box 334
                              Garrison, NY 10524-0334


         * The Fund believes this entity is not the beneficial owner of shares held of record by it.

                              FINANCIAL STATEMENTS


          The Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, as relevant to the particular investor, is incorporated herein by reference. The Fund will furnish without charge a copy of its annual report upon request by calling the Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

SHORT-TERM NOTE RATINGS

          The following summarizes the two highest ratings used by S&P for short-term notes:

          SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

          SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

CORPORATE BOND AND MUNICIPAL OBLIGATIONS RATINGS

          The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

                                       A-1
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          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC and C - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                                       A-2
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          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated
D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       A-3
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          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                       A-4